Exhibit 31.2

   Certification of the Chief Financial Officer pursuant to
    Rule 13A-14 or 15D-14 of the Securities Exchange Act
     of 1934, as adopted pursuant to Section 302 of the
                 Sarbanes-Oxley Act of 2002.

In accordance with Section 13 or 15(d) of the Exchange Act, and the Financial Statements of an Inactive Registrant, Regulation
Section 210-3-11, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

I, Pamela Brimhall, certify that:

1. I have reviewed this December 31, 2019 quarterly report on Form 10-Q of Nevada Classic Thoroughbreds, Inc.;

2. Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of
operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are
responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the
registrant and have:

     a. Designed such disclosure controls and procedures, or
caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information
relating to the registrant, including its consolidated
subsidiaries, is made known to us by others within those
entities, particularly during the period in which this report is being prepared;

     b. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the
preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c. Evaluated the effectiveness of the registrant's
disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure
controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially
affect, the registrant's internal control over financial
reporting; and

5. The registrant's other certifying officer and I have
disclosed, based on our most recent evaluation of internal
control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial
reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b. Any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated: February 23, 2020

                               By:  /s/ Pamela Brimhall
                               ---------------------------------
                               Pamela Brimhall
                               Chief Accounting Officer / Acting
                                  Chief Financial Officer